2015 AXA Group

Organization Charts

redefining standards AXA

AXA Group Simplified Organization charts

Please find hereafter the 2015 AXA Group simplified organization charts of the main companies in the Group (non exhaustive list).

For the purpose of clarity, the shareholding structure of certain companies may have been simplified.

Please note that the underlined entities are regulated entities.

redefining standards AXA

2/59

Contents

TRANSVERSAL ENTITIES

Assistance (page 5)

Assistance: Europe—Middle East—Africa (page 6) Assistance: America—Asia (page 7)

AXA Corporate Solutions Assurance (page 8) AXA Group Solutions (page 9)

AXA Investment Managers: France – Switzerland – UK—Qatar (page 10) AXA Investment Managers: Europe (other countries) (page 11)

AXA Investment Managers: America—Latin America—Asia (page 12) AXA Real Estate Investment Managers (page 13)

AXA Technology Services (page 14) Direct companies (page 15)

Global Business Lines (page 16) Reinsurance companies (page 17)

NORCEE

Belgium (page 19)

Czech Republic (page 20)

Germany: AXA Konzern AG (page 21)

Germany: ART Insurance companies (page 22)

Hungary (page 23)

Luxembourg (page 24)

Poland (page 25)

Romania (page 26)

Slovakia (page 27)

Switzerland (page 28)

Ukraine (page 29)

3/59

MEDLA/AFRICA REGION

AXA Mediterranean Region (page 31)

Africa (page 32)

Africa (Sub-Saharan) (page 33)

Italy (page 34)

Mexico (page 35)

Middle East (page 36)

Portugal (page 37)

South America (page 38)

Spain (page 39)

Turkey (page 40)

ASIA PACIFIC

China—Hong Kong (page 42)

India (page 43)

Indonesia (page 44)

Japan (page 45)

Malaysia—The Philippines (page 46)

Singapore (page 47)

South Korea (page 48)

Thailand (page 49)

FRANCE

AXA Millésimes (page 51)

AXA’s Holding companies (page 52)

Insurance, Bank and Financial companies (page 53)

UK

AXA UK (page 55)

Ireland (page 56)

UNITED STATES

AllianceBernstein (page 58)

AXA Financial, Inc. (page 59)

Transversal entities

Assistance (page 5)

Assistance: Europe—Middle East—Africa (page 6)

Assistance: America—Asia (page 7)

AXA Corporate Solutions Assurance (page 8) AXA Group Solutions (page 9)

AXA Investment Managers: France – Switzerland – UK—Qatar (page 10) AXA Investment Managers: Europe (other countries) (page 11)

AXA Investment Managers: America—Latin America—Asia (page 12) AXA Real Estate Investment Managers (page 13)

AXA Technology Services (page 14)

Direct companies (page 15)

Global Business Lines (page 16)

Redefining standards AXA

Reinsurance companies (page 17) 4/59

Assistance

On September 2015

AXA

100%

AXA Assistance SA

61% 100% 75% 100% 92.8% 100%

AXA Assistance AXA Assistance France AXA Assistance Maroc Inter Partner Assistance SA (a) WhiteConcierge Ltd AXA Customer Services

France Assurances

SA(Morocco)(Belgium)(UK) Distribution SAS

SA (c)

100%

60% 11%

Branches: Global Insurance AXA Travel Insurance

—Athens (Greece)

100%

Management Ltd (UK)

Pluridis SA JAIC Ltd—Lisbon (Portugal)

(France)(Japan)—London (UK)

Munich (Germany)

Chatillon (France)

Roma (Italy)

—Pragues (Czech Republic) AXA Assistance Services

—Dublin (Ireland) 100%

Europe Ltd (b)

—Warshaw (Poland)

AXA Assistance France SA branches:—Barcelona (Spain)

—Geneva (Switzerland)

—Germany

—Mauritius

AXA Assistance Travel

50% Europe Ltd

100%

(Ireland)

AXA Travel Insurance

Ultd (Ireland)

(a) See also charts pages 6 and 7.

(b) Winding up in progress.

(c) 39% held by Inter Partner Assistance SA.

5/59

AXA Assistance Travel

50% Ltd 100%

(Ireland)

Assistance: Europe - Middle East - Africa

On June 2015


AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
Call Us Assistance International Gmbh (Austria)
39%
Inter Partner Assistance Services SA (Belgium)
100%
AXA Assistance Ceska Republika s.r.o. (Czech Republic)
100%
AXA Assistance Deutschland Gmbh (Germany)
100%
Inter Partner Assistance Services Gmbh (Germany)
100%
AXA Assistance Greece S.A. (Greece)
100%
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Customer Services Ltd (Mauritius)
50%
AXA Assistance Maroc Services SA (Morocco)
100%
Institut de Formation et de Développement Professionnel d'AXA
100%
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços SA (Portugal)
100%
AXA Assistance Saude Portugal SA
100%
Inter Partner Asistencia Servicios España SA (Spain)
100%
Auto Soluciones de Red SL
80%
Hogar Soluciones 2012 SA (Spain)
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
100%
Inter Partner Assistance Global Services Ltd (Ireland)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance UK Ltd (UK)
AXA Assistance UK Ltd (branch in Dublin - Ireland)
100%
Inter Partner Assistance RUS LLC (Russia)
100%
AXA Assistance Ukraine LLC (Ukraine)

6/59

Assistance: America - Asia

On June 2015


AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentine SA (Argentina)
100%
100%
AXA Assistance Australia Pty Ltd (Australia)
Inter Partner Assistance Prestadora de Serviços de Assistência 24 horas Ltda. (Brazil)
100%
90%
AXA Assistance Japan Ltd (Japan)
AXA Assistance Canada Inc (Canada)
100%
100%
Inter Partner Assistance Hong-Kong Ltd (Hong Kong)
AXA Asistencia Colombia branches:
- Ecuador
- Venezuela (a)
AXA Asistencia Chile SA (Chile)
100%
100%
AXA Assistance Beijing Ltd (China)
AXA Assistance Beijing Ltd (Shanghai Branch)
AXA Asistencia IPA SAS (Colombia)
100%
AXA Asistencia Colombia SA (Colombia)
66.30%
98.33%
Inter Partner Assistance Taiwan Ltd (Hong Kong)
Inter Partner Assistance Taiwan Ltd (Taiwan Branch)
100%
Inter Partner Assistance Singapore Pte Ltd (Singapore)
Inter Partner Assistance Branch in Malaysia
AXA Assistance Mexico Sucursal Panama SA
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
49%
AXA Assistance Company Ltd (Thailand) (b)
100%
Inter Partner Assistance Company Ltd (Thailand)
AXA Assistance Panama SA (Panama)
100%
AXA Assistance USA Inc (USA)
100%
100%
AXA Assistance India Pte Ltd (India)
100%
100%
AXA Assistance Florida Inc (USA)
AXA Assistance USA Holding Inc (USA)
100%
HAA Preferred Partners

(a) In run off.
(b) 51% held by ASM Holdings Limited (Thailand).

7/59

AXA Corporate Solutions Assurance

On January 2015


AXA
100%
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
AXA Mediterranean Holding SAU
(Spain)
48.21%
AXA Corporate Solutions Assurance branches:
- Austria
- Australia
- Germany
- Hong Kong
- Italy
- Singapore
- Spain
- Switzerland
- UK
100%
AXA Matrix Risk Consultants S.A.
(France)
100%
AXA Corporate Solutions Services UK Ltd
(UK)
100%
AXA ART Asia Ltd
(Hong Kong)
100%
AXA Corporate Solutions Brazil e America Latina Resseguros SA
(Brazil)
51.79%
AXA Seguros SA
(Brazil)
100%
AXA Matrix Risks Consultants US Inc.
(USA)
100%
AXA Matrix Risks Consultants Brazil Ltda.
(Brazil)
100%
AXA Matrix Risks Consultants India Pvt Ltd.
(India)
100%
AXA Matrix Risks Consultants (Shanghai) Co. Ltd.
(China)
AXA Matrix Risk Consultants S.A. branches:
- Germany
- Italy
- Singapore
- Spain
- UK

8/59

AXA Group Solutions

On June 2015

AXA

100%

AXA Technology Services SAS AXA Group Solutions

(France)

(France)

79% 8% 13% 50%

AXATechnologies Shared Services AXA Group Solutions Spain, S.L. (a)

India Private Limited

(India)(Spain)

AXA Group Solutions branches:

—Germany

—Portugal

—Switzerland

—UK

(a) 50% are held by AXA MedLa IT & Local Support Services S.A.U.

9/59

GIE AXA

Group Solutions

(France)

AXA Investment Managers: France – Switzerland—UK—Qatar

On June 2015

Mutuelles AXA and others

4.90%

AXA

AXA France IARD insurance and AXA Mediterranean Holding SA

reinsurance companies 79%(Spain)

13.80%

2.30%

AXA Investment Managers

100% 100% 100% 100%

AXA AXA AXA AXA Asset

Framlington Investment Investment Management

Group Ltd Managers Managers Ltd

Ireland Ltd Limited

(UK)(Ireland)(UK)(UK)

100% 100% 33.3% 66.7%

100% 100% 100% 100% 100%

AXA AXA Investment AXA Investment AXA AXA

Investment Managers Investment Investment

Managers Paris

Managers GS IF Managers LLC Managers

Ltd(France) Schweiz AG

(UK)(France)(Qatar)(Switzerland)

AXA Newgate One AXA AXA

Investment Investment

Ltd Investment

Managers UK Managers UK

Managers GS

Limited Holding

(UK) Madrid

(UK)(UK)

(Spain)

100% 100% 100%

AXA Newgate Two AXA Rosenberg

Framlington

Ltd (a) Investment

Investment

Management

Management

Ltd

Ltd

(UK)(UK)

(UK)

(a) Dormant since 2003.

10/59

AXA Investment Managers: Europe (other countries)

On June 2015

AXA

AXA Investment Managers

(France)

99.9% 92.5% 99.9% 98.9%

AXA IM Benelux AXA Investment AXA Investment AXA Funds

Managers Deutschland Managers Italia SIM Management S.A.

GmbH (a) S.p.A.

(Belgium)(Germany)(Italy)(Luxembourg)

AXA IM Benelux AXA Investment Managers

Deutschland GmbH branches:

—France

Netherlands branch—Italy

—Spain

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

11/59

AXA Investment Managers: America - Latin America - Asia

On June 2015



AXA
AXA Investment Managers
(France)
39%
AXA SPDB Investments Managers Company Ltd (a)
(China)
50%
KYOBO AXA Investment Managers Co. Ltd. (c)
(Korea)
19.6%
100%
AXA Investment Managers Japan Ltd
(Japan)
100%
AXA Investment Managers Holding US Inc
(USA)
100%
AXA IM Rose Inc.
(USA)
100%
AXA Rosenberg Group LLC
(USA)
100%
AXA IM Inc
(USA)
100%
AXA Investment Managers Asia Limited
(Hong-Kong)
100%
AXA Rosenberg Investment Management Asia Pacific Ltd
(Hong-Kong)
100%
AXA Investment Managers Asia (Singapore) Ltd
(Singapore)
AXA IM Asia Pacific
(Australia-Sydney)
100%
AXA Investment Managers Asia Holdings Private Limited
(Singapore)
49%
BOI AXA Investment Managers Private Limited (b)
(India)
49%
BOI AXA Trustee Services Private Limited (b)
(India)
99.9%
AXA IM Mexico
(Mexico)
80.4%
AXA Rosenberg Asia Pacific Holding LLC
(USA)
100%
AXA Rosenberg Management Ireland Ltd
(Ireland)
100%
AXA Rosenberg Investment Management LLC
(USA)
100%
Barr Rosenberg Research Center LLC
(USA)
100%
AXA Rosenberg Global Services LLC
(USA)

(a) 61% of the company are held by SPDB & Co.
(b) 51% of the company are held by BOI (Bank of India).
(c) 50% of the company are held by Kyobo Life.

12/59

AXA Real Estate Investment Managers

On June 2015


AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers (France)
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica SA (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
99.9%
AXA Real Estate Investment Managers Belgium (Belgium)
100%
AXA Real Estate Investment Managers US LLC (USA)
100%
AXA Real Estate Investment Managers Korea Co. Ltd (Korea)
100%
Colisée Sécurité (France)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA REIM SGR S.p.A. (Italy)
100%
AXA Real Estate Investment Managers UK Ltd (UK)

13/59

AXA Technology Services

On June 2015



GIE AXA Technology Services France (France)
GIE AXA Technology Services Belgium (Belgium)
EEIG AXA Technology Services Med Region (Spain)
AXA
100% (a)
AXA Technology Services SAS (France)
Oudinot Participations (France)
AXA America Holdings, Inc. (USA)
100%
AXA Technology Services America Inc. (USA)
20%
AXA Technology Services Germany GmbH (Germany)
100%
AXA Technology Services Asia-Hong Kong (Hong Kong)
79%
AXA Technologies Shared Services India Pvt Ltd (b) (India)
100%
AXA Technology Services Switzerland (Switzerland)
100%
AXA Technology Services UK PLC (UK)
25%
AXA Technology Services MedLA SA (c) (Spain)
100%
AXA Technology Services Singapore PTE Ltd (Singapore)
100%
AXA Technology Services Asia (Singapore)
100% (a)
AXA Technology Services Mexico SA de CV (Mexico)
100% (a)
AXA Technology Services Indonesia (Indonesia)
100%
AXA Technology Services Lausanne SA (Switzerland)
AXA Technology Services SAS Morocco branch

(a) Directly and indirectly.
(b) 13% are held by AXA Group Solutions (France) and 8% by AXA. See also AXA Group Solutions chart page 9.
(c) 75% are held by AXA Mediterranean Holding, S.A. (Spain).

14/59

Direct companies



AXA Global Direct
(France)
Shareholders:
AXA (main shareholder)
AVANSSUR
AXA Direct Solutions
AXA General Insurance Co., Ltd (South Korea)
AXA Global Direct, Seguros y Reaseguros, S.A.U. (Spain)
Holmupar
Vamopar
99.99%
AXA
100%
AXA France Assurance
(France)
99.9%
AVANSSUR
100%
Direct Holding
100%
AXA Holdings Belgium
(Belgium)
96.93%
AXA Belgium
(Belgium)
100%*
Touring Assurances
(Belgium)
100%
AXA Mediterranean Holding, S.A.
(Spain)
100%
AXA Global Direct, Seguros y Reaseguros S.A.U.
(Spain)
100%
Asesores Hilo Direct Agencia de Seguros S.A.U.
(Spain)
77.92%
AXA Life Insurance Co., Ltd
(Japan)
100%
AXA Direct Life Insurance Co., Ltd
(Japan)
100%
AXA General Insurance Co., Ltd
(Japan)
99.65%
AXA General Insurance
(South Korea)
100%
AXA Versicherungen AG
(Switzerland)
50%
Tian Ping
(China)
AVANSSUR branches:
- Morocco
- Poland
AXA Global Direct, Seguros y Reaseguros S.A.U. branches:
- Italy
- Portugal

* Directly and indirectly.

15/59

Global Business Lines

On June 2015

AXA

93% (a) 99% (b) 100%

AXA Global Life AXA Global P&C AXA Global Protect Limited

(France)(France)(UK)

100%

AXA Cessions Broker

The 7% are held by various AXA companies.

The 1% is held by various AXA companies.

16/59

Reinsurance companies (run off/services companies)

On June 2015

AXA

Oudinot Participations

(France)

99.9%

99.9%

0.10%

AXA America Holdings, Inc. AXA Liabilities Managers

(USA)(France)

78.99% 100% 100% 100% 100%

AXA America Corporate AXA Liabilities AXA LM AXA DBIO GP Helix UK Ltd

Solutions, Inc. (b) Managers Inc. Switzerland AG S.à.r.l.

(USA)(USA)(Switzerland)(Luxembourg)(UK)

100%

AXA Liabilities Managers

Coliseum Reinsurance Co. (a)

UK branch

(USA)

100% 100%

Mosaic Insurance AXA Delaware LLC. AXA Insurance Co.

Company (a)

100%

(USA)(USA)(USA)

In run off.

21.01% are held by Coliée Re.

17/59

99.9%

Colisée Re (a)

(France)

100%

[GRAPHIC APPEARS HERE]

Portman Insurance

Limited (a)

(UK)

Colisée RE

Canada Branch (a)

NORCEE

Belgium (page 19)

Czech Republic (page 20)

Germany: AXA Konzern AG (page 21) Germany: ART Insurance companies (page 22) Hungary (page 23)

Luxembourg (page 24)

Poland (page 25)

Romania (page 26)

Slovakia (page 27)

Switzerland (page 28)

Ukraine (page 29)

18/59

Belgium

On September 2015

AXA

100%

AXA Holdings Belgium

3.07%

96.93% 100% 100%

AXA Belgium AXA Private AXA Bank

Management Europe

100%

100%* 100%* AXA Bank Europe

SCF

(France)

Touring Assurances L’Ardenne

Prévoyante

AXA Bank Europe

(Hungary branch)

* Directly and indirectly.

19/59

Czech Republic
On January 2015


AXA
Société Beaujon
(France)
100%
100%
99.98%
AXA pojišťovna a.s.
AXA životní pojišťovna a.s.
AXA penzijní společnost a.s.
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
EF CZ, s.r.o. v likvidaci

20/59

Germany: AXA Konzern AG

On June 2015



AXA
10%
100%
Kölnische Verwaltungs AG für Versicherungswerte
66.98%
Vinci BV
34.64%
25.63%
39.73%
23.02%
AXA Konzern AG
100%
100%
100%
75%
100%
100%
100%
100%
AXA ART Versicherung AG
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
DBV Deutsche Beamtenversicherung AG
AXA Krankenversicherung AG (a)
AXA Bank AG
100%
41.1%
100%
Pro bAV Pensionskasse AG
Roland Rechtsschutz-Versicherungs-AG (b)
AXA easy Versicherung AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.

21/59

Germany: ART insurance companies

On June 2015

AXA

AXA ART AXA ART

Versicherung AG Versicherung AG

(Paris)(Breda) AXA Konzern AG

(Germany)

AXA ART AXA Art

Versicherung AG Seguros & Reaseguros SA 100%

(Brussels)(Madrid)

AXA Art

Assicurazioni

(Milan)

AXA ART Versicherung AG

(Cologne)

100% 100% 100% 100%

AXA ART Europe Ltd (a) AXA ART Insurance Ltd AXA ART Versicherung AG AXA ART Holdings Inc.

(London)(London)(Zürich)(New York)

100% 100%

100%

AXA ART Americas Fine Art Services AXA ART Insurance

Corporation International Inc. Corporation

(New York)(New York)(New York)

(a)	New corporate name (formerly AXA Art Services Ltd (London)).

22/59

Hungary

on September 2015

AXA Bank Europe

(Belgium)

AXA

AXA Holdings Belgium

(Belgium)

100%

AXA Bank Europe SA

Magyarországi Fióktelepe

AXA Szolgáltató Kft.

100%

AXA Magyarország Zrt. v.a. (a)

(a) New corporate name (formerly AXA Magyarország Befektetési Alapkezelő Zrt.)

23/59

Luxembourg

On June 2015

AXA

100%

Finance Solutions

S.à.r.l. (“Finso”)

AXA Holdings Belgium

(Belgium)

99.99%

AXA Luxembourg SA (a)

99.99% 99.99%

AXA Assurances AXA Assurances Vie

0.01%

Luxembourg Luxembourg

50% 17%

Vinci B.V.

(Netherlands)

100%

99.95%

CONTERE (b) Matignon Finance S.A.

Immo Foire (c)

(a) 0.01% held by AXA Belgium (Belgium).

(b) 0.05% held by AXA Bank Europe (Belgium).

(c) 33% held by AXA Belgium (Belgium).

24/59

Poland

On June 2015


AXA
AXA France Assurance
(France)
AVANSSUR
(France)
Société Beaujon
(France)
6.58%
100%
93.42%
100%
100%
BRE Ubezpieczenia Towarzystwo Ubezpieczeń i Reasekuracji SA
(BRE Ubezpieczenia TUiR SA – "BREu"
AXA Życie Towarzystwo Ubezpieczeń S.A.
("AXA Życie TU S.A.")
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
("AXA PTE S.A.")
(Pension Fund)
AXA Towarzystwo Ubezpieczeń i Reasekuracji S.A.
("AXA TUiR S.A.")
(non life)
100%
100%
AVANSSUR
Poland Branch
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
("AXA TFI S.A.")
(Mutual funds)
AXA Polska S.A.
(Service & Distribution)

25/59

Romania

On June 2015

AXA

Société Beaujon

(France)

99.99%

0.01%

AXA Life Insurance, SA

26/59

Slovakia

On September 2015

AXA

Société Beaujon

(France)

AXA pojištovna a.s.

(Czech Republic)

AXA životní pojištovna a.s.

(Czech Republic)

AXA investiční

společnost a.s.

(Czech Republic)

100% 100% 100%

AXA pojišt?ovna a.s., AXA investični AXA životní

pojištovna a.s.,

pobočka poistovne společnost a.s.,

pobočka poistovne AXA Services, s.r.o. AXA d.s.s., a.s. AXA d.d.s., a.s.

z iného členského organizačná zložka

z iného členského

štátu Slovensko

štátu

27/59

Switzerland

On June 2015

AXA

100%

AXA Versicherungen AG

100% 66.66%

AXA Leben AG AXA-ARAG

Rechtsschutz AG (a)

(a) 29.17% are held by ARAG Société Européenne (Düsseldorf) and 4.17% by other shareholders.

28/59

Ukraine

On June 2015

AXA

LTD Public joint stock

company

« UkrSibFinance »

« UkrSibbank »

17.84%

31.98%

50.17%

AXA Insurance (a)

Société Beaujon

(France)

99.98%

AXA Insurance Life (b)

0.0004% is held by Société Beaujon (France).

0.01% is held by Oudinot Participations (France) and 0.01% by Holding Vendôme 3 (France).

29/59

MEDLA/AFRICA REGION

AXA Mediterranean Region (page 31)

Africa (page 32)

Africa (Sub-Saharan) (page 33)

Italy (page 34)

Mexico (page 35)

Middle East (page 36)

Portugal (page 37)

South America (page 38)

Spain (page 39)

Turkey (page 40)

30/59

AXA Mediterranean Region

On September 2015

AXA

100%

AXA Mediterranean Holding,

S.A.U. AXA Mediterranean Holding, S.A.U.

Italy Branch

(Spain)

48.98% 48.98% 99.99% 99.98% 99.99% 99.96% 50% 50%

AXA Assurances AXA Assurances AXA AXA Insurance AXA Egypt AXA Services AXA MPS AXA MPS

Algérie Dommage Algérie Vie Développement A.E. Investment, S.A.E Egypt, S.A.E Assicurazioni Vita Assicurazioni

Algérie S.p.A. (b) Danni S.p.A. (b)

(Algeria)(Algeria)(Algeria)(Greece)(Egypt)(Egypt)(Italy)(Italy)

99.97% 18% 99.99% 99.99% 50% 99.99% 25.97% 99.99%

AXA Seguros, S.A. de AXA Cooperative AXA Non Life AXA Life AXA Holding A.S. (c) AXA Brasil Servicios AXA Seguros S.A. Voltaire

CV (a) Insurance Insurance A.D.O. Insurance A.D.O. de Consultoria de Participações, S.A.

Company (d) Negocios, LTDA

(Mexico)(Saudi Arabia)(Serbia)(Serbia)(Turkey)(Brazil)(Brazil)(Brazil)

51% 51% 51%

See also South America chart page 38.

See also Italy chart page 34.

See also Turkey chart page 40.

See also Middle East chart page 36.

AXA Colpatria AXA Colpatria AXA Colpatria

Seguros, S.A. (a) Seguros de Vida, Capitalizadora,

S.A. (a) S.A. (a)

(Colombia)(Colombia)(Colombia)

31/59

Africa

On September 2015

AXA France Assurance

(France)

AXA France IARD AXA France Vie AVANSSUR

(France)(France)(France)

AXA France IARD AXA France Vie AVANSSUR

(Maroc)(Maroc)(Maroc)

AXA

100%

AXA Holding Maroc

(Maroc)

100%

AXA Assurance Maroc

(Maroc)

AXA Mediterranean Holding, S.A.

(Spain)

AXA Assurances Algérie AXA Services Egypt,

Dommage 48.98% 99.96% S.A.E

(Algeria)(Egypt)

AXA Assurances Algérie AXA Egypt Investment,

Vie 48.98% 99.99% S.A.E

(Algeria)(Egypt)

99.98%

AXA Développement AXA General

99.99%

Algérie Insurance Egypt, S.A.E

(Algeria)(Egypt)

100% 99.9% 100% 99.9% 62.15% 99.73% 50% 49%

CARRE Assurance Sté Gestion et RECAB / Epargne

Maroc Assia Surveillance AXA Credit Force 2 ONA Courtage

Somafic Croissance

(Insurance agent)(Maroc) “SGS”(Maroc)(Maroc)(Maroc)

(Maroc)(Maroc)

(Maroc)(Maroc)

70%

30%

3 A-Phone

(shared services)

(Maroc)

Africa (Sub-Saharan)

On June 2015

AXA

100%

Société Beaujon AXA Africa Holding

(France)(France)

68.70% 78.64% 99.93% 86.6%

100% 7%

African Reinsurance

AXA Sénégal AXA Côte d’Ivoire AXA Cameroun AXA Gabon Assur Africa Holdings Corporation

16.73% 5.10%

(Senegal)(Ivory Coast)(Cameroon)(Gabon)(Mauritius) « Africa Re »

(Nigeria)

4.34% 77%

Mansard Insurance plc

(Nigeria)

100% 56% 100% 60%

Mansard Investment ADP Development Mansard Health Mansard Pensions

Limited

(Asset Management)(Real Estate)(Health)

(Pensions)

(Nigeria)(Nigeria)(Nigeria)

(Nigeria)

33/59

Italy

On January 2015

1.88%

98.12%

Centurion

Immobiliare

S.p.A.

AXA

Banca Monte dei Paschi di Siena S.p.A.

(Italy)

AXA Mediterranean Holding S.A.U. AXA Mediterranean Holding S.A.

Italy branch(Spain)

99.99%

50% AXA MPS Assicurazioni

50%

Danni S.p.A.

AXA Assicurazioni S.p.A.

50% AXA MPS Assicurazioni

50%

Vita S.p.A.

4.40%

100%

100% 100% 100% 84.40% 10.50%

Distribuzione AXA Interlife Quadra AXA Italia Servizi AXA MPS Financial Limited

Previdenza S.r.l. S.p.A. Assicurazioni (a) ScpA(Ireland)

0.30%

0.40%

(a) New corporate name as from December 2014 (formerly AXA MPS Real Estate srl).

34/59

Mexico
On September 2015


AXA
AXA Mediterranean Holding, S.A.
(Spain)
99.97%
AXA Seguros, S.A. de C.V. (a)
(Mexico)
98%
98%
99.99%
99%
99%
98%
Administradora de Recursos Humanos y Corporativos, S.A. de C.V.
Consultoria y Asesoria en Servicios Corporativos y de Administración, S.A. de C.V.
AXA Salud, S.A. de C.V.
Inversiones Corporativas Automotrices, S.A. de C.V.
Proyectos y Servicios De Fuerzas en Ventas, S.A. de C.V.
Promotora y Administradora de Fuerza Azul, S.A. de C.V.
66.66%
50%
50%
50%
AXA Caja de Empleados, S.C. (c)
Universidad AXA, A.C.
Fundación AXA, A.C. (b)

(a) 0.03% held by AXA Seguros Generales, S.A. de Seguros y Reaseguros.
(b) 50% held by AXA Seguros, S.A. de C.V.

35/59

Middle East

on June 2015

AXA

Société Beaujon AXA Mediterranean Holding,

S.A.

(France)

(Spain)

Groupe SLF

49%

99.98% 95%

49%

5%

AXA Middle East AXA Holding SAL AXA Gulf Holding W.L.L.

SAL 2%(Bahrain) 18%

(Lebanon)(Lebanon)

50% 50%

AXA Saudi Arabia Holding W.L.L.(b) AXA Insurance (Gulf) B.S.C.(c)

(Bahrain)(Bahrain)

50% 99%

50%

Kanoo Group

ASC FZ L.L.C.

(Bahrain)

(UAE)

1%

(a) 50% held by Saudi Arabia Public shareholding (listed).

(b In run off. New corporate name (formerly AXA Insurance (Saudi Arabia) B.S.C.(c)).

AXA Cooperative Insurance

32% Company (a)

(Saudi Arabia)

AXA Insurance (Gulf) B.S.C.(c) branches:

UAE

Qatar

Oman

36/59

Portugal

On September 2015

AXA

AXA Corporate Solutions AXA France Assurance

Assurance(France)

(France)

AXA France Vie

(France)

83.01% 9.07%

5.37% 87.63%

0.01%

AXA Portugal Companhia de 2.27% AXA Portugal Companhia de 7.46%

Seguros SA (a) Seguros de Vida SA(b)

(a) Less than 0.5% of the shares are still owned by the public.

(b) 4.90% are held by Finova – Sociedad Gestora de Participaçoes Sociais, S.A.

37/59

AXA Mediterranean Services, AEIE

(Portugal branch)

AXA Mediterranean Systems, AEIE

(Portugal branch)

AXA Centro de Serviço a Clientes, ACE

AXA Group Solutions

Soluções Informáticas,

AEIE

South America

On July 2015

AXA

100%

AXA Mediterranean Holding, S.A.

(Spain)

AXA Brasil Servicios de Consultoria de AXA Colpatria Seguros, S.A.

Negocios, LTDA 99.99% 51%

(Colombia)

(Brazil)

AXA Seguros S.A. AXA Colpatria Seguros de Vida, S.A.

25.97% 51%

(Brazil)(Colombia)

Voltaire Participações, S.A. AXA Colpatria Capitalizadora, S.A.

99.99% 51%

(Brazil)(Colombia)

Colpatria Medicina Prepagada, S.A.

51%

38/59

(Colombia)

Spain
On September 2015



AXA
100%
AXA Mediterranean Holding, S.A.
100%
AXA Global Direct Seguros y Reaseguros S.A.U. (a)
100%
AXA Media IT & Local Support Services, S.A.U.
100%
AXA Regional Services, S.A.U.
99.90%
AXA Seguros Generales, S.A. de Seguros y Reaseguros
100%
AXA Pensiones, S.A. Entitad Gestora de Fondos de Pensiones Unipersonal
100%
AXA People Protector Services, S.A.U.
75%
AXA Technology Regional Services Mediterranean & Latin America S.A (c)
99.84%
AXA Vida, S.A. de Seguros y Reaseguros, S.A.
100%
Asesores Hilo Direct Agencia de Seguros S.A.U.
50%
AXA Group Solutions Spain, S.L. (b)
100%
AXA MBASK (Azerbaijan)
100%
AXA Exclusiv, Seguros e Inversiones, Agencia de Seguros S.A.
100%
Auxiliar de Seguros, Sociedad Agencia de Seguros, S.L.U.
100%
AXA Auxiliar de Servicios, S.A. Unipersonal
66.66%
33.33%
Fundación AXA
98.76%
AXA Aurora Vida, S.A. de Seguros y Reaseguros, S.A.
AXA Global Direct de Seguros y Reaseguros S.A.U. (Portugal Branch)
AXA Global Direct de Seguros y Reaseguros S.A.U. (Italy Branch)
AXA Media IT & Local Support Services, S.A. (Portugal Branch)
AXA Mediterranean Holding, S.A. (Italy Branch)
99.97%
0.03%
Gestión Iberoamericana de Servicios, S.A. de C.V. (Mexico)
100%
AXA Ibercapital S.A. Unipersonal

(a) New corporate name (formerly Direct&Quixa, Seguros y Reaseguros S.A.U.)
(b) AXA Group Solutions (France) holds 50% of the paid-up capital.
(c) 25% are held by AXA Technology Services (France).

39/59

Turkey

On June 2015

AXA

AXA Mediterranean Holding

(Spain)

16.75%

AXA Holding A.S.

83.24%

T.C. Ziraat

Bankasi

7.31%

100% 92.61%

AXA HAYAT ve Emeklilik A.S. AXA Sigorta A.S. Others

0.08%

(L&S / PPP)(non life)

40/59

ASIA PACIFIC

China—Hong Kong (page 42)

India (page 43)

Indonesia (page 44)

Japan (page 45)

Malaysia—The Philippines (page 46)

Singapore (page 47)

South Korea (page 48)

Thailand (page 49)

41/59

China—Hong Kong

On October 2015

AXA

100% 51%

AXA Versicherungen AG

(Switzerland)

AXA ASIA AXA China China Minmetals ICBC

(France)(France) Corporation

60%

12.5%

51% 100%

100% 51% 100%

27.5%

Win Property AXA General AXA Group Regional AXA China Region 49% ICBC-AXA AXA Life

(Shanghai Links) Insurance China Business Limited Assurance Insurance

Limited Limited Management 49% Company Limited Company Limited

(Shanghai) Co., Ltd

(Hong Kong)(Hong Kong)(China)(Bermuda)(China)(Hong Kong)

100% 100% 100% 100%

AXA Wealth Integrity AXA Financial AXA China Region

Management (HK) Partnership Limited Services Holdings Insurance Company

Limited Limited(Bermuda) Limited

(Hong Kong)(Cayman Island)(Bermuda)(Bermuda)

100% 100% 20%

Swiss Privilege Integrity Financial 100% 100% 20% 100% 100% 100% 100%

Limited Advice Network

Company Limited AXA (Hong Kong) Network Financial AXA China Region AXA Financial AXA China Region AXA Partners

(Hong Kong)(Hong Kong)

Life Insurance Services Limited Investment Planning (Hong Insurance Company Limited

Company Limited Services Limited Kong) Limited Limited

100%(Hong Kong)(Hong Kong)(Hong Kong)(Hong Kong)(Hong Kong)(Hong Kong)

Datrix Limited 20%

AXA Financial Services

(Hong Kong)

20%

Trustees Limited

(Hong Kong)

20%

42/59

100% Minus 30 shares

AXA General

Insurance

Hong Kong Ltd

(Hong Kong)

India

On June 2015

50%

Bharti Insurance

Holdings Private Limited 40%

(India)

100%

AXA ASIA

(France)

100%

National Mutual International

Pty. Limited

(Australia)

50%

AXA India Holdings

(Mauritius)

22.22%

Bharti AXA Life

Insurance Company

Limited

(India)

AXA

10%

First American

37.78% Securities Private

Limited

(India)

Société Beaujon

(France)

Bharti

India

90%

GIBA Holdings

Private Limited 10%

(India)

99.99% 40% 22.22%

37.78%

AXA Business Bharti AXA General

Services (a) Insurance Company

Limited

(India)(India)

45% 45%

Bharti Enterprises Limited Bharti Overseas Private Limited

(India)

(India)

(a) 0.01% held by GRE Nominee shareholdings Ltd.

43/59

Indonesia

On June 2015

AXA

100%

AXA ASIA

(France)

100%

PT Bank Mandiri Tbk.

National Mutual International

PT Arya Mitra Pty. Limited

40%(Australia)

60% 51%

80%

97.12%

2.88% 100%

99% 100%

49%

PT. AXA Life PT. Asuransi AXA PT. Mandiri AXA PT. AXA Mandiri PT. AXA Services Wealth Management AXA Financial Services

Mauritius Holdings Limited(Singapore) Pte. Ltd.

Indonesia Indonesia General Insurance Financial Services Indonesia (a)

(Mauritius)(Singapore)

99.99% 1.28%

20%

PT. Kotak Biru PT. Indonesia

98.71%

Konsultama Emas Perkasa

12.96% 87.04%

PT. Kotak Biru

Investama

6.91%

Dana Pensiun PT. AXA Financial

Lembaga Keuangan

100% 93.09%

Indonesia

AXA

PT. AXA Asset

Management

90% 10%

(a) 1% held by AXA ASIA. Indonesia

44/59

Japan

On March 31, 2015

AXA

AXA Versicherungen AG

77.92%

(Switzerland)

AXA Life Insurance

20.01%

Co., Ltd (a)

100% 100% 100% 100% 100%

AXA General Insurance AXA Collection Services AXA Direct Life Insurance AXA Corporate Co., Ltd (b) AXA Concierge Co., Ltd (b)

Co., Ltd Co. Ltd. Co., Ltd

0.09% are held by Société Beaujon and 1.98% are held by other shareholders (including 0.68% of treasury stock).

the purpose of the company is to maintain old domain names (sbi-axa.co.jp and nextialife.co.jp) for AXA Direct Life.

45/59

Malaysia—The Philippines

On May 2015

43.63%

AXA Affin General Insurance

Berhad (a)

(Malaysia)

100%

AXA Management Services

Berhad

(Malaysia)

AXA

100%

AXA ASIA

(France)

100%

National Mutual International Pty.

Limited

(Australia)

49%

AXA Affin Life Insurance

Berhad

(Malaysia)

34.51% 51%

Affin Holdings Berhad

(Malaysia)

First Metro Investment Corporation

(Philippines)

28.18% GT Capital Holdings, Inc.

45%(Philippines)

25.33%

Philippine AXA Life Insurance

Corporation (b)

(Philippines)

(a) Felda holds 16% and minorities hold 5.86% of the paid-up capital.

(b) 1.49% held by other shareholders. 46/59

Singapore

on July 2015

AXA

100%

AXA ASIA

(France)

100%

100%

AXA Financial Services AXA Insurance Singapore

(Singapore) Pte Ltd Pte Ltd

(Singapore)(Singapore)

100% 100%

[GRAPHIC APPEARS HERE]

AXA Asia Regional Centre Pte Ltd AXA Life Insurance Singapore

Private Limited

(Singapore)

(Singapore)

47/59

South Korea

On February 2015

AXA

99.65%

AXA General Insurance Co., Ltd

48/59

Thailand

on June 2015

AXA

100%

AXA ASIA

(France)

100%

National Mutual International Pty.

Limited

(Australia)

99.3% 45%

AXA Insurance Public Co. Ltd (a) Krungthai-AXA Life Insurance

Public Company Limited (b)

50%

Krungthai Bank Public Company Limited

(Thailand)

0.7% held by other shareholders.

5% held by other shareholders.

49/59

FRANCE

AXA Millésimes (page 51)

AXA’s Holding companies (page 52)

Insurance, Bank and Financial companies (page 53)

50/59

AXA Millésimes
On June 2015


AXA
Mutuelles AXA
57.66% (b)
42.34% (a)
AXA Millésimes
99.09%
AXA Millésimes Gestion
99.81%
100%
99.97%
100%
100%
100%
49%
Domaine de l'Arlot S.C.I.
C.M.G.C. S.A.S.
Quinta do Noval SA (Portugal)
Quintoval SA (Portugal)
Disznoko Tokaï ZRT (Hungary)
SARL Tour Pibran
Domaine de l'Arlot SCE
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
100%
SAS Vins Guy Jeunemaître

(a) Directly and indirectly.
(b) Directly.

51/59

AXA’s Holding companies (France)

On October 2015

Mutuelles AXA

AXA

100% 51% 100% (*) 100% 100% 100% 100% 100% (*) 100% (*) 100% (*) 100% (*) 100% 99.99%

AXA AXA AXA

AXA AXA ALPHA Strategic AXA CFP Globex Holding Lor Oudinot Société

Global AFRICA

ASIA China (a) SCALE Ventures Suduiraut Management International Vendôme 3 Patrimoine Participations Beaujon

Direct HOLDING

Holding

100% 100% 100% 99.92% 99.99%

ALPHA AXA AXA America

AXA Œuvres Strategic

99.9% SCALE Kamet Holdings Inc. Vamopar

d’Art Ventures

France(USA)

France

99.9% Holmupar

GIE AXA GIE AXA Trésorerie GIE AXA Université

Europe

(*) Directly and indirectly.

(a) 49% held by AXA China Region Limited, registered in Hong Kong.

52/59

France – Insurance, Bank and Financial companies

On September 2015

AXA Assurances IARD Mutuelle AXA

99.99%

AXA Assurances Vie Mutuelle 100%

FamilyProtect

AXA France Assurance

98.75% 98.51% 100% 99.9%

99.92% 98.34% 51%

AXA France AXA Corporate Vendôme

1.42% AXA France Vie Juridica AVANSSUR AXA Banque (b)

IARD Solutions Assurance (a) Participations 3

50%

50% 10% 99.99%

Natio AXA Assurcrédit Argovie

Assurance

50% 40%

BNP-Paribas Cardif

Coface

See also AXA Corporate Solutions Assurance chart page 8.

Bank and financial services companies.

New corporate name as of January 2015 (formerly Direct Assurance Vie).

49% 65%

99.9% 99.99% 50% 100%

AXA Banque

Financement (b)

AXA Epargne AXA Private R2E-Retraite Direct Holding (c)

Entreprise (b) Management (b) Epargne Expertise

35%

AVANSSUR

50%

branches:

—Morocco

Humanis

—Poland

Prévoyance BNP Paribas

Personal

Finance

53/59

UK

AXA UK (page 55)

Ireland (page 56)

54/59

UK

On August 2015

AXA

99.9% (a)

100%

AXA Equity & Law Plc

53.1%

AXA Global Protect

AXA UK PLC Limited

46.9%

100% 100% 100% 100% 100%

Bluefin Group Limited Guardian Royal Exchange Architas Advisory Architas Multi-Manager AXA Sun Life Direct

PLC Services Limited Limited Limited

100% 100%

100% 100% 100% 100%

Bluefin Insurance AXA Insurance PLC AXA Services Limited

Group Limited

100% 100%

AXA Holdings Ireland AXA Insurance UK

Limited

PLC

(Ireland) (b)

100%

AXA PPP Healthcare

Limited

0.1% of AXA Equity & Law plc is owned by individuals outside the AXA Group.

See also Ireland chart page 56.

AXA PPP Healthcare Winterthur Life UK AXA Portfolio

Group PLC Holdings Limited Services Limited

100% 100% 100%

Health on Line AXA Wealth AXA Wealth AXA Trustee

Company UK 100%

Services Limited Limited Services Limited

Limited

Health and

Protection 100%

Solutions Limited

55/59

Ireland
On June 2015



AXA
AXA UK PLC (UK)
Guardian Royal Exchange PLC (UK)
AXA Insurance PLC (UK)
100%
AXA Insurance UK PLC
AXA Mediterranean Holding S.A. (Spain)
AXA MPS Assicurazioni Vita S.p.A. (Italy)
100%
AXA MPS Financial Ltd
100%
AXA Life Europe Limited
100%
AXA Life Invest Reinsurance Limited
100%
AXA Life Invest Services Limited (a)
100%
AXA Holdings Ireland Limited (d)
100%
AXA Pension Fund Ireland Limited
100%
AXA Ireland Limited
100%
AXA Ireland Pension Trustees Limited
100%
AXA Insurance Limited (d)
50%
AXA Group Services Limited (c)
100%
AXA Financial Limited (b)
AXA Life Europe Limited branches:
- Italy
- Portugal
- Spain
AXA Insurance Limited Branch in Northern Ireland

(a) New corporate name (formerly AXA Global Distributors (Ireland) Limited).
(b) This company has ceased for voluntary strike off within the next few months.
(c) 50% are held by GRE Nominee Shareholdings Limited.
(d) 1 share is held by GRE Nominee Shareholdings Limited.

56/59

UNITED STATES

AllianceBernstein (page 58)

AXA Financial, Inc. (page 59)

57/59

USA—AllianceBernstein

On July 1st, 2015

AXA

Public and employees

98.39%

Equitable Holdings LLC

AllianceBernstein Holding L.P. 1.43%

100%

0.1% 36.89%

1% general

AllianceBernstein Corporation Partnership interest

AXA Financial, Inc.

AXA Equitable Financial

Services, LLC

AXA Equitable Life Insurance

Company

MONY Life Insurance

100% Company of America

ACMC, LLC

0.94%

32.17%

AllianceBernstein L.P. (a) 11.98%

1.36% Public and employees

100%

AllianceBernstein AllianceBernstein

100%

International LLC Corporation of Delaware

(a) 2.99% held by Coliseum Re (USA) and 14.78% by AXA IM Rose (USA).

58/59

USA—AXA Financial, Inc.

On July 1st, 2015

AXA

100%

0.08%

Oudinot Participations AXA America Holdings, Inc.

99.92%

(France)

99.49%

AXA Financial, Inc.

100%

AXA Equitable Financial Services, LLC

100% 100% 100% 100% 100%

12.92% (a)

AXA Equitable Life Insurance AXA Equitable Life and AXA Distribution Holding AXA RE Arizona Company MONY Financial Services,

Company Annuity Company Corporation Inc.

32.17% (b) 100% 100% 100% 100% 100%

MONY Life Insurance 100%

Company of America

AXA AXA Equitable

AllianceBernstein Funds PlanConnect, AXA Network, AXA Advisors,

Distributors

L.P. Management LLC LLC LLC

LLC

Group, LLC U.S. Financial Life Insurance 100%

Company

0.94% of which is indirectly held through MONY Life Insurance Company of America.

Indirectly.

59/59